UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under § 240.14a-12

FB FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

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NOTICE REGARDING A CHANGE IN THE LOCATION OF THE

2020 ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of FB Financial Corporation (“FB Financial”) has been changed and will be held over the web in a virtual meeting format (this “Notice”). Accordingly, in-person attendance at the Annual Meeting will not be allowed.

FB Financial is changing the location of the Annual Meeting due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of its associates, shareholders, and communities.

This Notice supplements and relates to the Notice of Internet Availability of Proxy Materials, Proxy Statement and Proxy Card (the “Proxy Materials”) of FB Financial that were sent or made available to you in connection with the solicitation of proxies by the Board of Directors of FB Financial for use at the Annual Meeting.

This Notice is being filed with the Securities and Exchange Commission and has been made available under the “Stock and Filings” link on the Investor Relations page of FB Financial’s website at https://investors.firstbankonline.com/.

How to Attend the Annual Meeting

MEETING DATE:	April 30, 2020

MEETING TIME:	1:00 p.m. Central Time

MEETING ACCESS:	To access the Annual Meeting, go to our virtual shareholder meeting website at:
http://www.meetingcenter.io/243055954. To login to the Annual Meeting, you will be required to have a control number and passcode. The passcode for the meeting is FBK2020.

If you were a registered shareholder on the record date, March 2, 2020, your control number can be found on your proxy card, notice, or email that you previously received. If you held your shares through an intermediary, such as a bank or broker, on the record date, you must register in advance to attend the Annual Meeting. Register by submitting proof of your proxy power (legal proxy) reflecting your FB Financial shares along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. Central Time on April 27, 2020. You will receive a confirmation email from Computershare of your registration.

Requests for registration should be directed to Computershare by forwarding the email from your broker or attaching an image of your legal proxy to legalproxy@computershare.com.

Please note that the proxy card included with the Proxy Materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

April 23, 2020 Nashville, Tennessee	Beth W. Sims General Counsel and Corporate Secretary

FOR IMMEDIATE RELEASE

FB FINANCIAL CORPORATION ANNOUNCES CHANGE IN

LOCATION FOR ANNUAL MEETING OF SHAREHOLDERS

(As announced in the Proxy Statement filed March 17, 2020)

NASHVILLE, Tenn. — (April 22, 2020) — FB Financial Corporation (NYSE: FBK) (“FB Financial”) announced today a change in the location for its annual meeting of shareholders. The meeting date and time are unchanged.

Record Date: March 2, 2020

Meeting Date: Thursday, April 30, 2020

Meeting Time: 1:00 p.m. (Central Time)

Meeting Access: Virtual Shareholder Meeting http://www.meetingcenter.io/243055954

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our associates, shareholders, and our communities please note that the location of the 2020 annual meeting of shareholders has been changed. The meeting will be held over the web in a virtual meeting format and will not be available for in person attendance. To access the virtual meeting go to our virtual shareholder meeting website at: http://www.meetingcenter.io/243055954 on April 30, 2020. The meeting will begin at 1:00 p.m. Central Time. To login to the virtual meeting you will be required to have a control number and passcode. The passcode for the meeting is FBK2020.

If you were a registered shareholder on the record date, your control number can be found on your proxy card, notice, or email that you previously received. If you held your shares through an intermediary, such as a bank or broker, on the record date, you must register in advance to attend the annual meeting. Register by submitting proof of your proxy power (legal proxy) reflecting your FB Financial shares along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. Central Time on April 27, 2020. You will receive a confirmation email from Computershare of your registration.

Requests for registration should be directed to Computershare by forwarding the email from your broker or attaching an image of your legal proxy to legalproxy@computershare.com.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered bank, with 73 full-service bank branches across Tennessee, North Alabama, North Georgia and Central Kentucky and mortgage offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $6.4 billion in assets.

-MORE-

FB Financial Announces Change in Location for

Annual Meeting of Shareholders

MEDIA CONTACT:	FINANCIAL CONTACT:
Jeanie M. Rittenberry Director of Marketing 615-313-8328 jrittenberry@firstbankonline.com www.firstbankonline.com	Robert Hoehn Director of Corporate Finance and Investor Relations 615-953-4589 rhoehn@firstbankonline.com investorrelations@firstbankonline.com

-END-

Financial Corporation Your vote matters heres how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by 11:00pm, Central Time, on April 29, 2020. Online Go to www.investorvote.com/FBK or scan the QR code login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The board of directors recommends you vote FOR the following: 1. To elect the ten persons listed below to serve as directors, for a term of one year and until the due election and qualification of their successors: For Withhold 01 - William F. Andrews 04 - William F. Carpenter III 07 - Christopher T. Holmes10 - Emily J. Reynolds For Withhold 02 - James W. Ayers 05 - Agenia W. Clark 08 - Orrin H. Ingram For Withhold- J. Jonathan Ayers 06 - James L. Exum 09 - Raja J. Jubran For Withhold 2. To ratify the appointment of Crowe LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2020 Note: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. 1UPX + 037CUC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/FBK IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Form of Proxy -- FB FINANCIAL CORPORATION + Annual Meeting of Shareholders April 30, 2020 1:00PM This proxy is solicited by board of directors The shareholder(s) hereby appoint(s) Christopher T. Holmes and James R. Gordon (or either of them) as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of FB Financial Corporation that the shareholder(s) is/are entitled to vote at the annual meeting of shareholders to be held at 1:00 PM, CT on April 30, 2020 at The Frist Art Museum, 919 Broadway, Nashville, Tennessee 37203, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the board of directors' recommendation. C Non-Voting Items Change of Address Please print new address below. Comments Please print your comments below.+

FB Financial Corporation VOTE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The board of directors recommends you vote FOR the following: 1.To elect the ten persons listed below to serve as directors, for a term of one year and until the due election and qualification of their successors: For Withhold 01 - William F. Andrews 04 - William F. Carpenter III 07 - Christopher T. Holmes 10 - Emily J. Reynolds For Withhold 02 - James W. Ayers 05 - Agenia W. Clark 08 - Orrin H. Ingram For Withhold 03 - J. Jonathan Ayers 06 - James L. Exum 09 - Raja J. Jubran For Withhold 2. To ratify the appointment of Crowe LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2020 Note: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. // Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. 1UPX + 037CVC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/FBK IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Form of Proxy -- FB FINANCIAL CORPORATIONAnnual Meeting of Shareholders April 30, 2020 1:00PM This proxy is solicited by board of directors The shareholder(s) hereby appoint(s) Christopher T. Holmes and James R. Gordon (or either of them) as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of FB Financial Corporation that the shareholder(s) is/are entitled to vote at the annual meeting of shareholders to be held at 1:00 PM, CT on April 30, 2020 at The Frist Art Museum, 919 Broadway, Nashville, Tennessee 37203, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordancse with the board of directors' recommendation.